UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2008

CommunitySouth Financial Corporation

(Exact name of registrant

as specified in its charter)

South Carolina	000-51896	20-0934786
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

6650 Calhoun Memorial Parkway, Easley, South Carolina 29640
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (864) 306-2540

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02.  Results of Operations and Financial Condition

On October 29, 2008, CommunitySouth Financial Corporation, holding company for CommunitySouth Bank and Trust, issued a press release announcing its financial results for the quarter ended September 30, 2008.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 8.01.  Other Events.

As previously disclosed, on a Form 8-K filed on August 28, 2008, in August 2008, CommunitySouth Financial Corporation (the “Company”) commenced an offering of up to an aggregate of $7 million of subordinated notes.  Purchasers of the offering entered into a Subordinated Note Purchase Agreement (the “Purchase Agreement”) with the Company, pursuant to which the Company would issue the subordinated notes (the “Notes”).  The Notes bear an interest rate of 11.5%, are callable after September 30, 2011, and mature in 2018.  The subordinated debt has been structured to count as Tier 2 regulatory capital of the Company.  As reported on a Form 8-K filed on August 28, 2008, between August 22 and August 26, 2008, the Company sold Notes with an aggregate principal amount of $1.4 million to several of the Company’s directors, and the Company thereafter continued the offering.  As of October 15, 2008, the Company completed its offering, having issued additional Notes with an aggregate principal amount of $2.9 million.  Overall, the Company raised an aggregate principal amount of $4.3 million in the offering.  The proceeds of the offering will be used for general corporate purposes, including bolstering the Company’s current capital position and supporting future growth.  The form of Purchase Agreement and Notes are incorporated herein by reference to Exhibits 10.1 and 10.2, respectively, of the Company’s Form 8-K, filed August 28, 2008.

The offering and sale of the Notes was conducted in reliance upon an exemption from registration provided for by Rule 506 of Regulation D and alternatively Section 4(2) of the Securities Act of 1933, as amended (the “Act”). The Notes were not registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirement.

ITEM 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibit
99.1	Earnings Press Release for the quarter ended September 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITYSOUTH FINANCIAL CORPORATION

		By:	/s/ John W. Hobbs
		Name:	John W. Hobbs
		Title:	Chief Financial Officer

Dated:	October 31, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Earnings Press Release for the quarter ended September 30, 2008.